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                               SECOND AMENDMENT TO
                        GREASE MONKEY HOLDING CORPORATION
                            1994 STOCK INCENTIVE PLAN


          THIS SECOND AMENDMENT ("Amendment") is made as of this 10th day of June, 1997 to the Grease Monkey Holding Corporation ("Company") 1994 Stock Incentive Plan ("Plan"). In the event of any conflict between the terms of this Amendment and the terms of the Plan, the terms of this Amendment shall control. All capitalized terms not defined in this Amendment shall have their respective meanings set forth in the Plan.

          The Plan is amended as follows:

          by amending the first sentence of Section 3 so that as amended the first sentence of Section 3 reads as follows:

          "3.       STOCK SUBJECT TO THE PLAN.  The number of shares of the
          Company's Common Stock which may be optioned or awarded under this Plan is 1,000,000 shares."

     IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Amendment effective as of the date first set forth above.


                                 GREASE MONKEY HOLDING CORPORATION,
                                 a Utah corporation



                                 By: /s/ Charles E. Steinbrueck
                                    ------------------------------------
                                 Charles E. Steinbrueck,
                                 President and Chief Executive Officer